Exhibit 10.1

EXECUTION VERSION

CONTINGENT AMENDMENT AGREEMENT

THIS CONTINGENT AMENDMENT AGREEMENT (this “Agreement”) is entered into as of June 24, 2021, by and among, OSMOTICA PHARMACEUTICAL CORP., a Delaware corporation (“OPC”), VALKYRIE GROUP HOLDINGS, INC., a Delaware corporation (“Valkyrie” and together with OPC, the “Borrowers”), OSMOTICA HOLDINGS US LLC, a Delaware limited liability company (“Holdings”) in its own capacity and as Borrower Representative, the other Loan Parties party hereto and the Lenders party hereto.

W I T N E S S E T H:

WHEREAS, the Borrowers, the other Loan Parties, the Administrative Agent, the Lenders from time to time party thereto and the other persons party thereto are parties to that certain Credit Agreement, dated as of February 3, 2016 (as amended by the First Amendment to Credit Agreement, dated as of November 10, 2016, the Second Amendment to Credit Agreement, dated as of April 28, 2017, the Third Amendment to Credit Agreement, dated as of December 21, 2017, the Limited Consent entered into as of May 21, 2020, and the Fourth Amendment to Credit Agreement, dated as of December 11, 2020, the “Existing Credit Agreement”; and the Existing Credit Agreement, if and when amended by the Amendment (as defined below) in accordance with the terms and conditions hereof, the “Credit Agreement”; capitalized terms used herein that are not otherwise defined herein shall have the respective meanings assigned to such terms (i) on any date prior to the Fifth Amendment Effective Date (as defined below), in the Existing Credit Agreement) and (ii) on and after the Fifth Amendment Effective Date, in the Credit Agreement);

WHEREAS, on the date hereof, Osmotica Pharmaceuticals plc (“Ultimate Parent)”, OPC, Valkyrie and Hungarian Holdings (collectively, the “Sellers”), Alora Pharmaceuticals, LLC, a Delaware limited liability company (the “Guarantor”) and Acella Holdings, LLC, a Delaware limited liability company (the “Buyer”) have entered into a Purchase and Sale Agreement (together with all exhibits, annexes and schedules thereto, in each case as in effect on the date hereof, a copy of each of which is attached hereto as Exhibit A, and as amended in accordance with the terms hereof, the “PSA”), pursuant to which, among other things, the Sellers will sell to the Buyer the “Transferred Assets” and “Transferred Equity Interests” (as each such term is defined in the PSA) (the “Sale”); and

WHEREAS, in connection with the execution of the PSA, the Borrowers have requested that the Lenders amend, effective as of the Fifth Amendment Effective Date, certain provisions of the Existing Credit Agreement as set forth in Section 2 hereof, and, subject to the satisfaction of each of the conditions set forth herein and the occurrence of the Fifth Amendment Effective Date, the Lenders are willing to do so, in each case on the terms and in reliance upon the representations and warranties set forth herein; and

NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein, the parties agree as follows:

1.            Termination of Revolving Credit Commitments. The Revolving Credit Commitments under the Existing Credit Agreement are hereby reduced in accordance with Section 2.08(c) of the Existing Credit Agreement (but without the requirement to deliver any notice pursuant to Section 2.08(d) of the Existing Credit Agreement) by $25,000,000, such that, on the date of this Agreement, the Total Revolving Credit Commitment under the Existing Credit Agreement is $25,000,000.

2.            Amendments to Existing Credit Agreement. Subject to the occurrence of the Fifth Amendment Effective Date, on the Fifth Amendment Effective Date, upon satisfaction of each of the conditions set forth in Section 3 hereof, the Existing Credit Agreement and, to the extent included in Annex A, each Schedule or Exhibit to the Existing Credit Agreement, shall be amended by deleting the stricken text (as indicated by ~~struck-through text~~), and by inserting the text (as indicated by bold, double-underlined text), as set forth in the pages of the Existing Credit Agreement attached as Annex A hereto (the “Amendment”).

3.            Conditions to Agreement. The effectiveness of this Agreement is subject to the satisfaction of each of the following conditions precedent:

(a)            the Administrative Agent (or its counsel) shall have received executed counterparts of this Agreement signed by Holdings, the Borrowers and each other Loan Party as of the date hereof;

(b)            this Agreement shall have been executed and delivered by the Administrative Agent and each Lender;

(c)            the Administrative Agent shall have received each of (x) an updated Perfection Certificate dated as of the date of this Agreement (or a certification that the information set forth in the Perfection Certificate most recently delivered under the Existing Credit Agreement is true, complete and correct as of the date of this Agreement) and (y) a completed pro forma Perfection Certificate, with information provided therein giving effect to the Sale and each other transaction contemplated by the PSA, in each case, signed by a Responsible Officer of the Loan Parties, together with all attachments contemplated thereby (the “Pro Forma Perfection Certificate”);

(d)            the representations and warranties in Section 5 hereof shall be true and correct in all material respects (or, if qualified by “materiality”, “Material Adverse Effect” or similar term or qualification, in all respects) on and as of such date, provided that to the extent that a representation and warranty specifically refers to a given date or period, it shall be true and correct in all material respects (or, if qualified by “materiality”, “Material Adverse Effect” or similar term or qualification, in all respects) as of such date or period, as the case may be;

(e)            as of the date hereof, no Default exists and no Event of Default shall have occurred;

(f)            there shall be no order, injunction or decree of any Governmental Authority restraining or prohibiting this Agreement, the Amendment, the PSA or any of the transactions contemplated hereby or thereby;

(g)            there shall not exist any material action, suit, investigation, litigation or proceeding pending or overtly threatened in any court or before any arbitrator or Governmental Authority that challenges any of the Loan Documents, including this Agreement and the Amendment, the PSA or any of the transactions contemplated hereby or thereby;

(h)            the Administrative Agent shall have received (i) a certificate of each of Holdings, the Borrowers and each Loan Guarantor, dated the as of the date of this Agreement and executed by a Secretary, Assistant Secretary or other senior officer, which shall (A) certify that attached thereto is a true and complete copy of the resolutions or written consents of its board of directors, stockholders, members or other governing body authorizing the execution, delivery and performance of this Agreement and, to the extent it is a party thereto, the PSA, and the consummation of the transactions contemplated hereby and thereby, as applicable, and that such resolutions or written consents have not been modified, rescinded or amended and are in full force and effect, (B) identify by name and title and bear the signatures of the officers of such Loan Party authorized to sign this Agreement, and (C) certify that (x) attached thereto is a true and complete copy of the certificate or articles of incorporation or organization (or memorandum or other equivalent thereof) of each of Holdings, each Borrower and each Loan Guarantor certified by the relevant authority of the jurisdiction of organization of such Loan Party and a true and correct copy of its by-laws (or articles of association or deed of foundation or other equivalent thereof) or operating, management or partnership agreement and (y) such documents or agreements have not been amended since the date of the last amendment thereto shown on the certificate of good standing referred to below (except as otherwise attached to such certificate and certified therein as being the only amendments thereto as of such date) or as shown by the latest shareholders’ resolutions attached thereto amending the same (as the case may be) (or a certification that such documents or agreements referred to in the foregoing clauses (x) and

(y)            have not been amended since the date of the last certification thereof furnished to the Administrative Agent) and (ii) a good standing certificate (or in the case of Hungarian Holdings, a company registry extract), a no-winding-up certificate and/or certificate of tax status (to the extent such concept is known in the relevant jurisdiction) as of a recent date for each of Holdings, each Borrower and each Loan Guarantor from its jurisdiction of organization;

(i)            the Administrative Agent shall have received a certificate dated the date of this Agreement and signed on behalf of the Borrower Representative by a Responsible Officer, certifying on behalf of the Loan Parties that each condition set forth in clauses (d) through (g) of this Section 3 has been satisfied on such date;

(j)            as of the date of this Agreement, the Aggregate Revolving Credit Exposure does not exceed $25,000,000; and

(k)            the Administrative Agent shall have received the reasonable fees, costs and expenses payable to it in accordance with Section 9.03(a) of the Credit Agreement, including in connection with this Agreement (but without regard to the last sentence of such Section), to the extent invoiced at least two (2) Business Days prior to the date of this Agreement.

4.            Conditions to Amendment. The effectiveness of the Amendment is subject to the satisfaction on or prior to the Outside Date (as defined in the PSA), of each of the following conditions precedent (the first date on which all such conditions are satisfied, the “Fifth Amendment Effective Date”):

(a)            the Sale shall have been consummated in accordance with the terms of the PSA, without giving effect to any modifications, amendments or waivers or consents that are adverse to the interests of the Lenders in any respect without the prior written consent of the Administrative Agent (it being understood and agreed that (i) any decrease in the amount of, or postponement of the time for payment of, any consideration payable to any of the Sellers, or provision permitting such consideration to be paid other than in cash in Dollars, (ii) any extension of the “Outside Date”, (iii) any new or expanded condition to closing under the PSA or any expansion or amendment which increases any condition to closing under the PSA (but not any waiver of any condition by the Buyer), (iv) any increase in (or decrease in any deductible or threshold amount relating to) indemnification, expense reimbursement or other payment, whether contingent or otherwise, to be made by or on behalf of any Seller, or any unfavorable (to any Seller) change in contingencies relating thereto or (v) any assignment by a Loan Party of any rights it may have under the PSA to any Person other than a Loan Party (each, a “Deemed Adverse Amendment”) is deemed adverse to the interests of the Lenders);

(b)            all amounts paid to any Seller under the PSA, prior to or on the Fifth Amendment Effective Date, shall have been paid to the Administrative Agent for application to repay outstanding Obligations in accordance with the terms of the Existing Credit Agreement;

(c)            the Loan Parties shall have prepaid, after the date of this Agreement and prior to or on the Fifth Amendment Effective Date, in accordance with Section 2.10(a) of the Existing Credit Agreement, a principal amount of the Term Loans in an amount necessary to cause the aggregate outstanding principal amount of the Term Loans, after giving effect to such prepayment, to be equal to or less than $30,000,000 (the “Term Loan Prepayment”), together with accrued and unpaid interest on such principal amount repaid and any other amounts due and owing in connection with such prepayment pursuant to Section 2.15 of the Existing Credit Agreement;

(d)            Ultimate Parent shall have, after the date of this Agreement and prior to or on the Fifth Amendment Effective Date, contributed to the common equity of Holdings or repaid intercompany debt owed by Ultimate Parent to any Loan Party as of the date of this Agreement, in an aggregate amount of cash not less than $[REDACTED] in Dollars in immediately available funds, all of which shall be paid by Ultimate Parent to an account of a Loan Party that is subject to a Control Agreement;

(e)            no Revolving Loans, LC Exposure or any other Secured Obligation (other than any expense reimbursement obligation not yet due or any contingent indemnification obligation), other than the principal amount of the Term Loans and accrued and unpaid interest thereon, after giving effect to Term Loan Prepayment, shall exist or otherwise be outstanding;

(f)            the Administrative Agent shall have received either (i) a completed Perfection Certificate, dated the Fifth Amendment Effective Date with information provided therein giving effect to the Sale and each other transaction contemplated by the PSA, together with all attachments contemplated thereby, or (ii) a certificate that the information provided in the Pro Forma Perfection Certificate delivered pursuant to Section 3(c) hereof is true, correct and complete as of such date, in either case, signed by a Responsible Officer of the Loan Parties;

(g)            the representations and warranties in clauses (a) through (c) of Section 5 hereof (in the case of representations contained in clause (c), solely to the extent constituting Specified Representations (and expressly excluding any representation or warranty in clause (c)            of Section 5 hereof that is not a Specified Representation) shall be true and correct in all material respects (or, if qualified by “materiality”, “Material Adverse Effect” or similar term or qualification, in all respects) on and as of such date, provided that to the extent that a representation and warranty specifically refers to a given date or period, it shall be true and correct in all material respects (or, if qualified by “materiality”, “Material Adverse Effect” or similar term or qualification, in all respects) as of such date or period, as the case may be;

(h)            no Default or Event of Default shall have occurred and be continuing immediately before and immediately after giving effect to the Amendment, other than any such Default or Event of Default the occurrence of which is a result of an event beyond the control of any of the Loan Parties (it being understood and agreed that (i) compliance with the Financial Covenants and (ii) any covenant requiring action by a third party or which would be breached as a result of actions by a third party are beyond the control of any of the Loan Parties);

(i)            the Administrative Agent shall have received a certificate dated the date of this Agreement and signed on behalf of the Borrower Representative by a Responsible Officer, certifying on behalf of the Loan Parties that each condition set forth in clauses (a) through (d) and clauses (g) and (h) of this Section 4 has been satisfied on such date; and

(j)            the Administrative Agent shall have received the reasonable fees, costs and expenses payable to it in accordance with Section 9.03(a) of the Credit Agreement, including in connection with this Agreement (but without regard to the last sentence of such Section), to the extent invoiced at least two (2) Business Days prior to the Fifth Amendment Effective Date.

5.            Representations and Warranties. To induce the Lenders to execute and deliver this Agreement and consent to the Amendment, each Loan Party hereby represents and warrants to the Administrative Agent and each Lender, in each case as of the date of this Agreement and as of the Fifth Amendment Effective Date, as follows:

(a)            the execution, delivery and performance of this Agreement and all documents and instruments delivered in connection herewith are within each applicable Loan Party’s corporate or other organizational power and have been duly authorized by all necessary corporate or other organizational action of such Loan Party. This Agreement and all documents and instruments delivered in connection herewith to which any Loan Party is a party have been duly executed and delivered by such Loan Party and is a legal, valid and binding obligations of such Loan Party, enforceable in accordance with its terms, subject to the Legal Reservations;

(b)            the execution and delivery of this Agreement, the PSA and all documents and instruments delivered in connection herewith or therewith by each Loan Party party thereto and the performance by such Loan Party thereof (i) will not violate (x) any of such Loan Party’s Organizational Documents or (y) any Requirements of Law applicable to such Loan Party which, in the case of this clause (i)(y) could reasonably be expected to have a Material Adverse Effect and (ii) will not violate or result in a default under any Contractual Obligation of any of the Loan Parties which in the case of this clause (ii) could reasonably be expected to result in a Material Adverse Effect;

(c)            on the date of this Agreement and on the Fifth Amendment Effective Date, both before and after giving effect to this Agreement (and in the case of representations made as of the Fifth Amendment Effective Date, after giving effect to the Amendment), the PSA and the transactions contemplated hereby and thereby, each of representations and warranties of the Loan Parties set forth in the Existing Credit Agreement (and in the case of representations made as of the Fifth Amendment Effective Date, the Credit Agreement) and the other Loan Documents, is true and correct in all material respects (or, if qualified by “materiality”, “Material Adverse Effect” or similar term or qualification, in all respects) on and as of the date hereof; provided that to the extent that a representation and warranty specifically refers to a given date or period, it shall be true and correct in all material respects (or, if qualified by “materiality”, “Material Adverse Effect” or similar term or qualification, in all respects) as of such date or period, as the case may be;

(d)            on the date of this Agreement, no Default exists and no Event of Default has occurred; and

(e)            on the Fifth Amendment Effective Date, no Default or Event of Default shall have occurred and be continuing immediately before and immediately after giving effect to the Amendment.

6.	Reference to and Effect upon the Credit Agreement.

(a)            Except as specifically amended hereby with respect to periods commencing after the Fifth Amendment Effective Date, all terms, conditions, covenants, representations and warranties contained in the Existing Credit Agreement and other Loan Documents, and all rights of the Lenders and the other Secured Parties, and all of the Obligations, shall remain in full force and effect. The Borrowers and the other Loan Parties hereby confirm that, both on the date of this Agreement and the Fifth Amendment Effective Date, the Credit Agreement and the other Loan Documents are in full force and effect and that neither any Borrower nor any other Loan Party has any right of setoff, recoupment or other offset or any defense, claim or counterclaim with respect to any of the Obligations, the Existing Credit Agreement, the Credit Agreement or any other Loan Document.

(b)            The execution, delivery and effectiveness of this Agreement shall not directly or indirectly constitute, and are not intended to constitute, (i) a novation of any of the Obligations under the Existing Credit Agreement, the Credit Agreement or other Loan Documents or (ii) a course of dealing or other basis for altering any Obligations or any other contract or instrument.

(c)            From and after the Fifth Amendment Effective Date, subject to the occurrence thereof: (i) the term “Agreement” in the Credit Agreement, and all references to the Credit Agreement in any other Loan Document, shall mean the Credit Agreement, as modified by the Amendment and (ii) the term “Loan Documents” in the Credit Agreement and the other Loan Documents shall include, without limitation, this Agreement and any agreements, instruments and other documents executed and/or delivered in connection herewith.

7.	Termination; Amendment; PSA Notices; PSA Amendments.

(a)            This Agreement, including each Lender’s consent to the Amendment and any of the transactions contemplated hereby or by the PSA, shall automatically terminate and be of no further force or effect on the earliest to occur of (a) the Outside Date (as defined in the PSA), unless the Fifth Amendment Effective Date shall have occurred on or prior to such date, and (b) if earlier than the date set forth in clause (a) above, the date of termination of the PSA by any of the parties thereto.

(b)            The Borrowers shall deliver to the Administrative Agent copies of each of the following, to the extent delivered to or by any Seller under or in connection with the PSA, within two (2) Business Days of the delivery or receipt thereof: (i) any notice delivered by, or received by, any Seller, pursuant to the terms of the PSA, (ii) notice, together with copies of, any proposed amendment, modification or waiver of the terms of the PSA and (iii) notice, together with copies of, any effective amendment, modification or waiver of the terms of the PSA.

(c)            No Seller shall consent to or permit any amendment, modification or waiver of the PSA that is adverse to the interests of the Lenders in any respect without the prior written consent of the Administrative Agent (it being understood and agreed that any Deemed Adverse Amendment is deemed adverse to the interests of the Lenders).

8.            Counterparts; Integration; Effectiveness. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or by email as a “.pdf” or “.tif” attachment shall be effective as delivery of a manually executed counterpart of this Agreement. The words “execution,” signed,” “signature,” and words of like import in this Agreement or in any other certificate, agreement or document related to this Agreement or the other Loan Documents shall include images of manually executed signatures transmitted by facsimile or other electronic format (including, without limitation, “pdf”, “tif” or “jpg”) and other electronic signatures (including, without limitation, DocuSign and AdobeSign). The use of electronic signatures and electronic records (including, without limitation, any contract or other record created, generated, sent, communicated, received, or stored by electronic means) shall be of the same legal effect, validity and enforceability as a manually executed signature or use of a paper-based record-keeping system to the fullest extent permitted by applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act and any other applicable law, including, without limitation, any state law based on the Uniform Electronic Transactions Act or the UCC. This Agreement constitutes the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof.

9.            Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided that any assignment by any Lender shall be subject to the provisions of Section 9.05 of the Credit Agreement, and provided, further, that the Borrowers may not assign or otherwise transfer any of their rights or obligations under this Agreement without the prior written consent of the Administrative Agent (and any attempted assignment or transfer by the Borrowers without such consent shall be null and void).

10.	Governing Law; Jurisdiction; Consent to Service of Process.

(a)            THIS AGREEMENT, INCLUDING THE AMENDMENT, AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS AGREEMENT, INCLUDING THE AMENDMENT, WHETHER IN TORT, CONTRACT (AT LAW OR IN EQUITY) OR OTHERWISE, SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

(b)            EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE EXCLUSIVE JURISDICTION OF ANY U.S. FEDERAL OR NEW YORK STATE COURT SITTING IN THE BOROUGH OF MANHATTAN, IN THE CITY OF NEW YORK (OR ANY APPELLATE COURT THEREFROM) OVER ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, INCLUDING THE AMENDMENT, AND AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING SHALL BE HEARD AND DETERMINED IN SUCH NEW YORK STATE OR, TO THE EXTENT PERMITTED BY LAW, FEDERAL COURT. THE PARTIES HERETO AGREE THAT SERVICE OF ANY PROCESS, SUMMONS, NOTICE OR DOCUMENT BY REGISTERED MAIL ADDRESSED TO SUCH PERSON SHALL BE EFFECTIVE SERVICE OF PROCESS AGAINST SUCH PERSON FOR ANY SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY OBJECTION TO THE LAYING OF VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT AND ANY CLAIM THAT ANY SUCH SUIT, ACTION OR PROCEEDING HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. EACH PARTY HERETO AGREES THAT THE ADMINISTRATIVE AGENT AND THE LENDERS RETAIN THE RIGHT TO BRING PROCEEDINGS AGAINST ANY LOAN PARTY IN THE COURTS OF ANY OTHER JURISDICTION SOLELY IN CONNECTION WITH THE EXERCISE OF ANY RIGHTS UNDER ANY COLLATERAL DOCUMENT.

(c)            EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT IT MAY LEGALLY AND EFFECTIVELY DO SO, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, INCLUDING THE AMENDMENT IN ANY COURT REFERRED TO IN PARAGRAPH (B) OF THIS SECTION. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY CLAIM OR DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION, SUIT OR PROCEEDING IN ANY SUCH COURT.

(d)            TO THE EXTENT PERMITTED BY LAW, EACH PARTY TO THIS AGREEMENT HEREBY IRREVOCABLY WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS UPON IT AND AGREES THAT ALL SUCH SERVICE OF PROCESS MAY BE MADE BY REGISTERED MAIL (OR ANY SUBSTANTIALLY SIMILAR FORM OF MAIL) DIRECTED TO IT AT ITS ADDRESS FOR NOTICES AS PROVIDED FOR IN SECTION 9.01 OF THE CREDIT AGREEMENT OR AS INDICATED ON THE APPLICABLE SIGNATURE PAGE ATTACHED HERETO. EACH PARTY TO THIS AGREEMENT HEREBY WAIVES ANY OBJECTION TO SUCH SERVICE OF PROCESS AND FURTHER IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY ACTION OR PROCEEDING COMMENCED HEREUNDER THAT SERVICE OF PROCESS WAS INVALID AND INEFFECTIVE. NOTHING IN THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT WILL AFFECT THE RIGHT OF ANY PARTY TO THIS AGREEMENT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.

11.            Waiver of Jury Trial. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY SUIT, ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY) DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. EACH PARTY HERETO (a) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (b) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

12.            Severability. To the extent permitted by law, any provision hereof held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

13.            Headings. Section headings used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.

14.            Reaffirmation; no Waiver. Each of the Loan Parties, as borrower, debtor, grantor, pledgor, guarantor, assignor, or in other similar capacity in which such Loan Party grants or granted liens or security interests in its property or otherwise acts as accommodation party or guarantor, as the case may be, hereby:

(a)            ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, under each of the Loan Documents to which it is a party (after giving effect to this Agreement and, if applicable, the Amendment) and (ii) grants to the Administrative Agent, for the benefit of the Secured Parties (as such term is defined in the Pledge and Security Agreement), a lien on and security interest in, all of its right, title and interest in, to and under the Collateral of such Loan Party, as collateral security for the prompt and complete payment and performance when due (whether at stated maturity, by acceleration or otherwise) of the Obligations and, to the extent such Loan Party granted liens on or a security interests in any of its property pursuant to any such Loan Document as security for or otherwise guaranteed the Obligations under or with respect to the Loan Documents, ratifies and reaffirms such grant of security interests and liens and guarantee, as applicable, and confirms and agrees that such security interests, liens and guarantee hereafter, including after giving effect to the Amendment, secure all of the Obligations as amended by the Amendment. Each of the Loan Parties hereby consents to this Agreement and the Amendment and acknowledges that, except as shall be amended by the Amendment, each of the Loan Documents remains in full force and effect and is hereby ratified and reaffirmed; and

(b)            confirms that by executing and delivering this Agreement, the Administrative Agent and the Lenders have not waived any Default or Event of Default, whether occurring prior to or after the date of this Agreement, and that each of the Administrative Agent and the Lenders expressly reserve all of their respective rights, powers, privileges and remedies under the Credit Agreement, other Loan Documents or applicable law, including, without limitation, with respect to any Default or Event of Default that has or may occur at any time either before or after the date of this Agreement.

15.            The execution of this Agreement shall not operate as a waiver of any right, power or remedy of the Administrative Agent or Lenders, constitute a waiver of any provision of any of the Loan Documents, extinguish the obligations for the payment of money outstanding under the Credit Agreement or discharge or release the lien or priority of any Collateral Documents or serve to effect a novation of the Obligations under the Credit Agreement or instruments securing the same, which shall remain in full force and effect. No oral representations or course of dealing on the part of the Administrative Agent, any Lender or any of its officers, employees or agents, and no failure or delay by the Administrative Agent or any Lender with respect to the exercise of any right, power, privilege or remedy under any of the Credit Agreement, other Loan Documents or applicable law shall operate as a waiver thereof, and the single or partial exercise of any such right, power, privilege or remedy shall not preclude any later exercise of any other right, power, privilege or remedy.

16.            General Release. In consideration of, among other things, the Lenders’ execution and delivery of this Agreement, each of the Borrowers and the other Loan Parties, on behalf of themselves and their agents, representatives, officers, directors, advisors, employees, Subsidiaries, affiliates, successors and assigns (collectively, “Releasors”), hereby forever agrees and covenants not to sue or prosecute against any Releasee (as hereinafter defined) and hereby forever waives, releases and discharges, to the fullest extent permitted by law, each Releasee from any and all claims (including, without limitation, crossclaims, counterclaims, rights of set-off and recoupment), actions, causes of action, suits, debts, accounts, interests, liens, promises, warranties, damages and consequential damages, demands, agreements, bonds, bills, specialties, covenants, controversies, variances, trespasses, judgments, executions, costs, expenses or claims whatsoever, that such Releasor now has or hereafter may have, of whatsoever nature and kind, whether known or unknown, whether now existing or hereafter arising, whether arising at law or in equity (collectively, the “Claims”), against the Administrative Agent, any Lender, any Issuing Bank and any other Secured Party (the “Lender Parties”) in any capacity and their respective affiliates, subsidiaries, shareholders and “controlling persons” (within the meaning of the federal securities laws), and their respective successors and assigns and each and all of the officers, directors, employees, agents, attorneys, advisors and other representatives of each of the foregoing (collectively, the “Releasees”), in each case, based in whole or in part on facts, whether or not now known, which occurred before the date hereof, that relate to, arise out of or otherwise are in connection with: (i) any or all of the Loan Documents or transactions contemplated thereby, or any actions or omissions in connection therewith, in each case prior to the date hereof, and (ii) any aspect of the dealings or relationships between or among Borrowers and the other Loan Parties, on the one hand, and any or all of the Lender Parties, on the other hand, relating to any or all of the documents, transactions, actions or omissions referenced in clause (i) hereof, in each case, prior to the date hereof. In entering into this Agreement, the Borrowers and each other Loan Party consulted with, and has been represented by, legal counsel and expressly disclaims any reliance on any representations, acts or omissions by any of the Releasees and hereby agrees and acknowledges that the validity and effectiveness of the releases set forth above do not depend in any way on any such representations, acts and/or omissions or the accuracy, completeness or validity thereof. For the avoidance of doubt, nothing in this Section 16 shall be construed to release any claim, action or cause of action which any Releasor may have arising out of this Agreement or the transactions contemplated hereby or with respect to any actions or events occurring on or after the date hereof. The provisions of this Section 16 shall survive the termination of this Agreement, the Credit Agreement, the other Loan Documents and payment in full of the Obligations.

17.            Amendments. Notwithstanding the provisions of Section 9.02 of the Credit Agreement, neither this Agreement nor the Amendment nor any provision hereof or thereof, including any of Sections 3 and 4 hereof, may be waived, amended or otherwise modified, except pursuant to an agreement or agreements in writing entered into by the Borrowers, the Administrative Agent and each Lender.

[Remainder of Page Intentionally Left Blank; Signature Pages Follow]

IN WITNESS WHEREOF, each of the undersigned has executed this Agreement as of the date set forth above.

BORROWERS:

OSMOTICA PHARMACEUTICAL CORP.

By:	/s/ Brian Markison
Name:	Brian Markison
Title:	Chief Executive Officer

VALKYRIE GROUP HOLDINGS, INC.

By:	/s/ Brian Markison
Name:	Brian Markison
Title:	Chief Executive Officer

Contingent Amendment Agreement

OTHER LOAN PARTIES:

OSMOTICA HOLDINGS US LLC

By:	/s/ Brian Markison
Name:	Brian Markison
Title:	Chief Executive Officer

OSMOTICA KERESKEDELMI ÉS

By:	/s/ Gabor Varga
Name:	Gabor Varga
Title:	Managing Director

Contingent Amendment Agreement

VERTICAL/TRIGEN OPCO, LLC

By:	/s/ Brian Markison
Name:	Brian Markison
Title:	Chief Executive Officer

VERTICAL PHARMACEUTICALS, LLC

By:	/s/ Brian Markison
Name:	Brian Markison
Title:	Chief Executive Officer

TRIGEN LABORATORIES, LLC

By:	/s/ Brian Markison
Name:	Brian Markison
Title:	Chief Executive Officer

RVL PHARMACEUTICALS, INC.

By:	/s/ Brian Markison
Name:	Brian Markison
Title:	Chief Executive Officer

RVL PHARMACY, LLC

By:	/s/ Brian Markison
Name:	Brian Markison
Title:	Chief Executive Officer

Contingent Amendment Agreement

LENDERS:

CIT BANK, N.A., as a Lender and Joint Lead Arranger

By:	/s/ John S. Yusi III
Name: John S. Yusi III
Title: Senior Vice President

Contingent Amendment Agreement

FIFTH THIRD BANK, as a Lender, Issuing Bank and Joint Lead Arranger

By:	/s/ Donald K. Mitchell
Name:	Donald K. Mitchell
Title:	Vice President

Contingent Amendment Agreement

THE GOVERNOR AND COMPANY OF THE BANK OF IRELAND, as a Lender and Co-Syndication Agent

By:	/s/ Russ Brightly
Name:	Russ Brightly
Title:	Director

By:	/s/ Suzanne Lupinetti
Name:	Suzanne Lupinetti
Title:	Vice President

Contingent Amendment Agreement

SILICON VALLEY BANK, as a Lender and Joint Lead Arranger

By:	/s/ Peter Freyer
Name:	Peter Freyer
Title:	Managing Director

Contingent Amendment Agreement

HANCOCK WHITNEY BANK, as a Lender and Co-Syndication Agent

By:	/s/ Megan Brearey
Name:	Megan Brearey
Title:	Senior Vice President

Contingent Amendment Agreement

REGIONS BANK, as a Lender and Co-Syndication Agent

By:	/s/ Arthur E. Cutler
Name:	Arthur E. Cutler
Title:	Senior Vice President

Contingent Amendment Agreement

CADENCE BANK, as a Lender

By:	/s/ Will Donnelly
Name:	Will Donnelly
Title:	Vice President

Contingent Amendment Agreement

CITIZENS BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Samantha Bonvie
Name:	Samantha Bonvie
Title:	Assistant Vice President

Contingent Amendment Agreement

SANTANDER BANK, N.A., as a Lender

By:	/s/ Jeffrey G. Millman
Name:	Jeffrey G. Millman
Title:	Vice President

Contingent Amendment Agreement

ANNALY MML FUNDING LLC, as a Lender

By:	/s/ Christian Vanni
Name:	Christian Vanni
Title:	Managing Director

By:	/s/ Thomas R. Hobbis
Name:	Thomas R. Hobbis
Title:	Managing Director

Contingent Amendment Agreement

ALLSTATE INSURANCE COMPANY, as a Lender J.M.

By:	/s/ Allen Dick
Name:	Allen Dick
Title:	Authorized Signatory

By:	/s/ Terrence Mullen
Name:	Terrence Mullen
Title:	Authorized SIgnatory

ALLSTATE LIFE INSURANCE COMPANY, as a Lender J.M.

By:	/s/ Allen Dick
Name:	Allen Dick
Title:	Authorized Signatory

By:	/s/ Terrence Mullen
Name:	Terrence Mullen
Title:	Authorized Signatory

Contingent Amendment Agreement

IVY HILL MIDDLE MARKET CREDIT FUND IV, LTD, as a Lender

By:	/s/ Kevin Braddish
Name:	Kevin Braddish
Title:	President

IVY HILL MIDDLE MARKET CREDIT FUND V, LTD, as a Lender

By:	/s/ Kevin Braddish
Name:	Kevin Braddish
Title:	President

IVY HILL MIDDLE MARKET CREDIT FUND VIII, LTD, as a Lender

By:	/s/ Kevin Braddish
Name:	Kevin Braddish
Title:	President

IVY HILL MIDDLE MARKET CREDIT FUND VII, LTD, as a Lender

By:	/s/ Kevin Braddish
Name:	Kevin Braddish
Title:	President

IVY HILL MIDDLE MARKET CREDIT FUND IX, LTD, as a Lender

By:	/s/ Kevin Braddish
Name:	Kevin Braddish
Title:	President

Contingent Amendment Agreement

IVY HILL MIDDLE MARKET CREDIT FUND X, LTD, as a Lender

By:	/s/ Kevin Braddish
Name:	Kevin Braddish
Title:	President

IVY HILL MIDDLE MARKET CREDIT FUND XI, LTD, as a Lender

By:	/s/ Kevin Braddish
Name:	Kevin Braddish
Title:	President

IVY HILL MIDDLE MARKET CREDIT FUND XII, LTD, as a Lender

By:	/s/ Kevin Braddish
Name:	Kevin Braddish
Title:	President

Contingent Amendment Agreement

MONROE CAPITAL MML CLO 2017-2, LTD., as a Lender

By:	Monroe Capital Management LLC, as Asset Manager and Attorney-in Fact

By:	/s/ Jeffrey Williams
Name:	Jeffrey Williams
Title:	Managing Director

MONROE CAPITAL MML CLO VII LTD., as a Lender

By:	Monroe Capital Asset Management LLC, as Asset Manager and Attorney-in Fact

By:	/s/ Jeffrey Williams
Name:	Jeffrey Williams
Title:	Managing Director

Contingent Amendment Agreement